Exhibit 23


Independent Auditors' Consent



We consent to the incorporation by reference in this Registration Statement on Form S-8 of Community Bank Shares of Indiana, Inc. of our report, dated February 2, 1998, included and incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 1997 of Community Bank Shares of Indiana, Inc.




                                   /s/ Monroe Shine & Co.,Inc.
                                   ---------------------------
                                   Monroe Shine & Co., Inc.
                                   New Albany, Indiana
                                   July 28, 1998



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